UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-09911

Hussman Investment Trust

(Exact name of registrant as specified in charter)

6021 University Boulevard, Suite 490 Ellicott City, Maryland	21043
(Address of principal executive offices)	(Zip code)

David K. James

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Hussman Strategic Market Cycle Fund

(HSGFX)

Annual Shareholder Report - June 30, 2025

Fund Overview

This annual shareholder report contains important information about Hussman Strategic Market Cycle Fund (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at https://funddocs.filepoint.com/hussman/. You can also request this information by contacting us at (800) 487-7626. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s annualized costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Hussman Strategic Market Cycle Fund	$123	1.15%

How did the Fund perform during the reporting period?

During the fiscal year ended June 30, 2025, our most reliable equity market valuation measures ascended to the steepest extremes in U.S. financial history, exceeding levels observed at the 1929 and 2000 peaks. Short and intermediate-term market action also became increasingly overextended during this period.

Amid these conditions, the Fund maintained a generally defensive investment stance, consistent with its long-term, full-cycle, risk-managed discipline. The Adviser continues to view the 2022-2025 period as the extended peak of the third great speculative bubble in U.S. history.

For the fiscal year, the total return of the Fund was 14.69%, compared with a 15.16% total return of the benchmark S&P 500® Index. The largest peak-to-trough loss in the Fund was -8.99%, compared with an interim loss in the S&P 500® of -18.75%. The Fund’s investment stance is expected to change in response to shifts in observable market conditions.

The Fund benefited from a September 2024 hedging implementation intended to vary the intensity of the Fund’s hedge positions even during extreme market conditions. The Fund also benefited from increased turnover in its stock holdings, allowing the Fund to respond to price fluctuations among individual stocks, even at unprecedented valuation extremes.

The following equity holdings achieved gains in excess of $2 million during the fiscal year ended June 30, 2025: IonQ, Ubiquiti, AST SpaceMobile, AppLovin, Corcept Therapeutics, Sezzle, GeneDx Holdings, Exelixis, InterDigital, Newmont, Centrus Energy, Foot Locker and Agnico Eagle Mines. The only equity holding with a loss in excess of $2 million during this period was NovoNordisk A/S-ADR.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Hussman Strategic Market Cycle Fund - $8,140
S&P 500® Index - $35,936
$40,000
$30,000
$20,000
$10,000
$0
Jun-2015
Jun-2016
Jun-2017
Jun-2018
Jun-2019
Jun-2020
Jun-2021
Jun-2022
Jun-2023
Jun-2024
Jun-2025

	Hussman Strategic Market Cycle Fund	S&P 500® Index
Jun-2015	$10,000	$10,000
Jun-2016	$9,166	$10,399
Jun-2017	$7,743	$12,260
Jun-2018	$7,525	$14,023
Jun-2019	$6,920	$15,483
Jun-2020	$7,347	$16,645
Jun-2021	$8,140	$23,436
Jun-2022	$8,501	$20,948
Jun-2023	$7,775	$25,053
Jun-2024	$7,097	$31,204
Jun-2025	$8,140	$35,936

Average Annual Total Returns

	1 Year	5 Years	10 Years
Hussman Strategic Market Cycle Fund	14.69%	2.07%	-2.04%
S&P 500® Index	15.16%	16.64%	13.65%

Past performance does not ensure future results.The graph and table do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. To the extent the Fund established leveraged or hedged investment positions as part of its investment program, its investment performance may deviate significantly from the performance of major stock indices for substantial portions of the market cycle. Call (800) 487-7626 or visit https://funddocs.filepoint.com/hussman/ for current month end performance.

Fund Statistics

  Net Assets$362,486,086
  Number of Portfolio Holdings188
  Advisory Fee (net of waivers)$2,803,632
  Portfolio Turnover470%

Asset Weighting (% of total investments)

Value	Value
Warrants	0.0%
Money Market Funds	49.9%
Common Stocks	104.8%

As of June 30, 2025, 98.9% of the value of the Fund's equity investments were hedged with option combinations (long put options/short call options) on the S&P 500® Index and Russell 2000 Index. A significant portion of money market holdings represent proceeds from written call options.

Equity Sector Weighting (% of common stocks)

Value	Value
Real Estate	1.0%
Energy	1.2%
Industrials	2.4%
Communications	6.1%
Materials	7.5%
Consumer Discretionary	11.7%
Consumer Staples	12.7%
Financials	13.1%
Technology	21.9%
Health Care	22.4%

Top 10 Equity Holdings (% of net assets)

Holding Name	% of Net Assets
Agnico Eagle Mines Ltd.	2.0%
Newmont Corporation	1.9%
Barrick Mining Corporation	1.8%
Ubiquiti, Inc.	1.8%
Charter Communications, Inc. - Class A	1.6%
Campbell's Company (The)	1.5%
Colgate-Palmolive Company	1.3%
InterDigital, Inc.	1.2%
Check Point Software Technologies Ltd.	1.2%
Exelixis, Inc.	1.2%

Material Fund Changes

Effective November 1, 2024, the Fund changed its name from the Hussman Strategic Growth Fund to the Hussman Strategic Market Cycle Fund.

Hussman Strategic Market Cycle Fund (HSGFX)

Annual Shareholder Report - June 30, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/hussman/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

Please join our News List by visiting our website and choosing "Keep Me Informed". You will be notified of new content, including market commentary and special updates.

TSR-AR 063025-HSGFX

Hussman Strategic Allocation Fund

(HSAFX)

Annual Shareholder Report - June 30, 2025

Fund Overview

This annual shareholder report contains important information about Hussman Strategic Allocation Fund (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at https://funddocs.filepoint.com/hussman/. You can also request this information by contacting us at (800) 487-7626.

What were the Fund’s annualized costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Hussman Strategic Allocation Fund	$131	1.25%

How did the Fund perform during the reporting period?

During the fiscal year ended June 30, 2025, our most reliable equity market valuation measures ascended to the steepest extremes in U.S. financial history, exceeding levels observed at the 1929 and 2000 peaks. Short and intermediate-term market action also became increasingly overextended during this period.

The Adviser continues to view the 2022-2025 period as the extended peak of the third great speculative bubble in U.S. history. Amid these conditions, the Fund maintained a largely hedged investment stance in equities, consistent with its long-term, full-cycle, risk-managed discipline.

Based on benchmarks used by the Adviser to gauge the adequacy of long-term Treasury yields, the Fund increased its exposure to longer-term bonds as the year progressed, generally with an average duration of 6-8 years inside the Fund’s fixed income component. The Fund’s investment stance is expected to change in response to shifts in observable market conditions.

For the fiscal year, the total return of the Fund was 9.07%, compared with total returns of 15.16% and 6.08% for the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index, respectively. The largest peak-to-trough loss in the Fund was -1.70%, compared with interim losses in the S&P 500® Index and Bloomberg U.S. Aggregate Bond Index of -18.75% and -4.87%, respectively.

The following equity holdings achieved gains in excess of $150,000 during the fiscal year ended June 30, 2025: IonQ, Ubiquiti, AST SpaceMobile, AppLovin and Corcept Therapeutics. The only equity holding with a loss in excess of $150,000 during this period was NovoNordisk A/S-ADR.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Hussman Strategic Allocation Fund - $13,508
Bloomberg U.S. Aggregate Bond Index - $10,200
Bloomberg US EQ:FI 60:40 Index - $17,296
S&P 500® Index - $23,721
$25,000
$20,000
$15,000
$10,000
$5,000
Aug-2019
Jun-2020
Jun-2021
Jun-2022
Jun-2023
Jun-2024
Jun-2025

	Hussman Strategic Allocation Fund	Bloomberg U.S. Aggregate Bond Index	Bloomberg US EQ:FI 60:40 Index	S&P 500® Index
Aug-2019	$10,000	$10,000	$10,000	$10,000
Jun-2020	$10,323	$10,579	$10,950	$10,988
Jun-2021	$12,357	$10,543	$13,554	$15,470
Jun-2022	$11,963	$9,458	$11,992	$13,828
Jun-2023	$12,210	$9,369	$13,340	$16,537
Jun-2024	$12,384	$9,616	$15,433	$20,598
Jun-2025	$13,508	$10,200	$17,296	$23,721

Average Annual Total Returns

	1 Year	5 Years	Since Inception (August 27, 2019)
Hussman Strategic Allocation Fund	9.07%	5.52%	5.28%
Bloomberg U.S. Aggregate Bond Index	6.08%	-0.73%	0.34%
Bloomberg US EQ:FI 60:40 Index	12.07%	9.57%	9.83%
S&P 500® Index	15.16%	16.64%	15.93%

Past performance does not ensure future results.The graph and table do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. To the extent the Fund established leveraged or hedged investment positions as part of its investment program, its investment performance may deviate significantly from the performance of major stock indices for substantial portions of the market cycle. Call (800) 487-7626 or visit https://funddocs.filepoint.com/hussman/ for current month end performance.

Fund Statistics

  Net Assets$28,417,953
  Number of Portfolio Holdings192
  Advisory Fee (net of waivers)$0
  Portfolio Turnover468%

Asset Weighting (% of total investments)

Value	Value
Warrants	0.0%
U.S. Treasury Obligations	23.3%
Money Market Funds	31.6%
Common Stocks	66.4%

As of June 30, 2025, 91.7% of the value of the Fund's equity investments were hedged with option combinations (long put options/short call options) on the S&P 500® Index and Russell 2000 Index. A significant portion of money market holdings represent proceeds from written call options.

Equity Sector Weighting (% of common stocks)

Value	Value
Real Estate	1.0%
Energy	1.2%
Industrials	2.4%
Communications	6.1%
Materials	7.5%
Consumer Discretionary	11.7%
Consumer Staples	12.7%
Financials	13.1%
Technology	21.9%
Health Care	22.4%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
U.S. Treasury Notes, 4.625%, due 02/15/35	16.4%
U.S. Treasury Bonds, 4.750%, due 02/15/45	3.5%
U.S. Treasury Inflation-Protected Notes, 1.750%, due 01/15/34	1.8%
U.S. Treasury Inflation-Protected Bonds, 2.125%, due 02/15/54	1.7%
Agnico Eagle Mines Ltd.	1.3%
Newmont Corporation	1.2%
Barrick Mining Corporation	1.2%
Ubiquiti, Inc.	1.2%
Charter Communications, Inc. - Class A	1.0%
Campbell's Company (The)	1.0%

Material Fund Changes

No material changes occurred during the year ended June 30, 2025.

Hussman Strategic Allocation Fund (HSAFX)

Annual Shareholder Report - June 30, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/hussman/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

Please join our News List by visiting our website and choosing "Keep Me Informed". You will be notified of new content, including market commentary and special updates.

TSR-AR 063025-HSAFX

Hussman Strategic Total Return Fund

(HSTRX)

Annual Shareholder Report - June 30, 2025

Fund Overview

This annual shareholder report contains important information about Hussman Strategic Total Return Fund (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at https://funddocs.filepoint.com/hussman/. You can also request this information by contacting us at (800) 487-7626.

What were the Fund’s annualized costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Hussman Strategic Total Return Fund	$81	0.75%

How did the Fund perform during the reporting period?

During the fiscal year ended June 30, 2025, the relationship between yields on U.S. Treasury securities shifted, with short-term yields moving below long-term yields. Based on benchmarks used by the Adviser to gauge the adequacy of long-term Treasury yields, the Fund increased its exposure to longer-term bonds as the year progressed, generally with an average duration of 6-8 years, and an overall portfolio duration between 4-6 years.

The Fund held varying exposure in stocks of companies in the precious metals industry, ranging between 5-25% of net assets. Historically, the strongest performance of precious metals shares has typically emerged either during periods of falling interest rates, or amid quite rapid and accelerating inflation. The Fund had minor exposure to the utility and energy industries during the year. The Fund’s investment stance is expected to change in response to shifts in observable market conditions.

For the fiscal year, the total return of the Fund was 14.69%, compared with a 6.08% gain in its benchmark, the Bloomberg U.S. Aggregate Bond Index. The Fund benefited from both the fixed income and equity holdings in the portfolio. The deepest peak-to-trough loss in the Fund was -2.61% compared with -4.87% for the benchmark. The Fund has outperformed its benchmark for the past 1, 3, 5, 7, and 10 years, and since inception on September 12, 2002.

The following holdings achieved gains in excess of $1 million during the fiscal year ended June 30, 2025: Newmont, Agnico Eagle Mines, AngloGold Ashanti, U.S. Treasury Notes 4.35% due 11/15/2034, Kinross Gold and Barrick Mining. There were no portfolio losses in excess of $1 million during this period.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Hussman Strategic Total Return Fund - $16,014
Bloomberg U.S. Aggregate Bond Index - $11,904
$18,000
$16,000
$14,000
$12,000
$10,000
Jun-2015
Jun-2016
Jun-2017
Jun-2018
Jun-2019
Jun-2020
Jun-2021
Jun-2022
Jun-2023
Jun-2024
Jun-2025

	Hussman Strategic Total Return Fund	Bloomberg U.S. Aggregate Bond Index
Jun-2015	$10,000	$10,000
Jun-2016	$11,033	$10,600
Jun-2017	$10,647	$10,567
Jun-2018	$10,627	$10,525
Jun-2019	$11,660	$11,353
Jun-2020	$13,292	$12,345
Jun-2021	$13,651	$12,304
Jun-2022	$13,086	$11,038
Jun-2023	$13,082	$10,934
Jun-2024	$13,963	$11,222
Jun-2025	$16,014	$11,904

Average Annual Total Returns

	1 Year	5 Years	10 Years
Hussman Strategic Total Return Fund	14.69%	3.80%	4.82%
Bloomberg U.S. Aggregate Bond Index	6.08%	-0.73%	1.76%

Past performance does not ensure future results.The graph and table do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call (800) 487-7626 or visit https://funddocs.filepoint.com/hussman/ for current month end performance.

Fund Statistics

  Net Assets$223,027,214
  Number of Portfolio Holdings50
  Advisory Fee (net of waivers)$798,523
  Portfolio Turnover270%

Asset Weighting (% of total investments)

Value	Value
Warrants	0.0%
Exchange-Traded Funds	1.0%
Money Market Funds	6.6%
Common Stocks	20.3%
U.S. Treasury Obligations	72.1%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
U.S. Treasury Notes, 4.625%, due 02/15/35	34.7%
U.S. Treasury Bonds, 4.750%, due 02/15/45	11.2%
U.S. Treasury Inflation-Protected Notes, 2.500%, due 01/15/29	7.0%
U.S. Treasury Inflation-Protected Notes, 0.125%, due 01/15/30	5.3%
Agnico Eagle Mines Ltd.	4.8%
Newmont Corporation	4.7%
Barrick Mining Corporation	4.5%
U.S. Treasury Notes, 2.125%, due 05/31/26	4.4%
U.S. Treasury Notes, 1.500%, due 08/15/26	4.4%
U.S. Treasury Inflation-Protected Notes, 1.750%, due 01/15/34	2.3%

Material Fund Changes

No material changes occurred during the year ended June 30, 2025.

Hussman Strategic Total Return Fund (HSTRX)

Annual Shareholder Report - June 30, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/hussman/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

Please join our News List by visiting our website and choosing "Keep Me Informed". You will be notified of new content, including market commentary and special updates.

TSR-AR 063025-HSTRX

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $49,500 and $48,000 with respect to the registrant’s fiscal years ended June 30, 2025 and 2024, respectively.

(b)	Audit-Related Fees. No fees were billed during the fiscal years ended June 30, 2025 and 2024 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,000 and $12,000 with respect to the registrant’s fiscal years ended June 30, 2025 and 2024, respectively. The services comprising these fees include the preparation of the registrant’s federal income tax returns and the preparation of the Funds’ excise tax returns (which includes review of the Funds’ required distributions).

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

●	Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters – $6,000

●	Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, PCAOB or other regulatory or standard setting bodies – $6,000

●	All additional tax services provided to the registrant in the aggregate – $6,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended June 30, 2025 and 2024, aggregate non-audit fees of $12,000 and $12,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a) The Registrant(s) schedule(s) of investments is included in the Financial Statements under Item 7 of this form.

(b) Not applicable

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC MARKET CYCLE FUND

HUSSMAN STRATEGIC ALLOCATION FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

ANNUAL
FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION

June 30, 2025

Table of Contents

Schedules of Investments
Hussman Strategic Market Cycle Fund	1
Hussman Strategic Allocation Fund	11
Hussman Strategic Total Return Fund	21
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets
Hussman Strategic Market Cycle Fund	27
Hussman Strategic Allocation Fund	28
Hussman Strategic Total Return Fund	29
Financial Highlights
Hussman Strategic Market Cycle Fund	30
Hussman Strategic Allocation Fund	31
Hussman Strategic Total Return Fund	32
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	52
Additional Information	54
Federal Tax Information	61

Hussman Strategic Market Cycle Fund Schedule of Investments
June 30, 2025

COMMON STOCKS — 104.5%	Shares	Value
Communications — 6.4%
Cable & Satellite — 3.1%
Cable One, Inc. (a)	10,000	$1,358,100
Charter Communications, Inc. - Class A (a)(b)	14,000	5,723,340
Liberty Broadband Corporation - Series A (a)(b)	40,000	3,912,800
		10,994,240
Entertainment Content — 0.6%
Warner Bros. Discovery, Inc. (a)(b)	200,000	2,292,000

Internet Media & Services — 0.7%
Upwork, Inc. (a)(b)	80,000	1,075,200
Yelp, Inc. (a)(b)	40,000	1,370,800
		2,446,000
Publishing & Broadcasting — 0.3%
TEGNA, Inc. (a)	60,000	1,005,600

Telecommunications — 1.7%
Cogent Communications Holdings, Inc. (a)	60,000	2,892,600
EchoStar Corporation - Class A (a)(b)	100,000	2,770,000
Lumen Technologies, Inc. (a)(b)	140,000	613,200
		6,275,800
Consumer Discretionary — 12.2%
Apparel & Textile Products — 1.4%
Carter’s, Inc. (a)	80,000	2,410,400
VF Corporation (a)	240,000	2,820,000
		5,230,400
Automotive — 0.8%
Driven Brands Holdings, Inc. (a)(b)	60,000	1,053,600
Rivian Automotive, Inc. - Class A (a)(b)	140,000	1,923,600
		2,977,200
Consumer Services — 1.4%
Coursera, Inc. (a)(b)	100,000	876,000
Graham Holdings Company - Class B (a)	3,000	2,838,510
Perdoceo Education Corporation (a)	40,000	1,307,600
		5,022,110

1

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 104.5% (continued)	Shares	Value
Consumer Discretionary — 12.2% (continued)
E-Commerce Discretionary — 2.6%
Chewy, Inc. - Class A (a)(b)	40,000	$1,704,800
eBay, Inc. (a)	30,000	2,233,800
Etsy, Inc. (b)	30,000	1,504,800
Liquidity Services, Inc. (a)(b)	100,000	2,359,000
Revolve Group, Inc. (a)(b)	80,000	1,604,000
		9,406,400
Home & Office Products — 0.2%
Newell Brands, Inc. (a)	100,000	540,000

Leisure Facilities & Services — 3.0%
Carnival Corporation (a)(b)	60,000	1,687,200
Cheesecake Factory, Inc. (The) (a)	30,000	1,879,800
Life Time Group Holdings, Inc. (a)(b)	40,000	1,213,200
Norwegian Cruise Line Holdings Ltd. (a)(b)	160,000	3,244,800
Planet Fitness, Inc. - Class A (a)(b)	10,000	1,090,500
Starbucks Corporation (a)	20,000	1,832,600
		10,948,100
Leisure Products — 0.4%
Peloton Interactive, Inc. - Class A (a)(b)	200,000	1,388,000

Retail - Discretionary — 2.4%
American Eagle Outfitters, Inc. (a)	100,000	962,000
EVgo, Inc. (b)	100,000	365,000
Hertz Global Holdings, Inc. (a)(b)	200,000	1,366,000
Lithia Motors, Inc.	2,000	675,640
Lululemon Athletica, Inc. (a)(b)	12,000	2,850,960
RH (a)(b)	6,000	1,134,060
Victoria’s Secret & Company (a)(b)	80,000	1,481,600
		8,835,260
Consumer Staples — 13.3%
Beverages — 0.9%
PepsiCo, Inc. (a)	24,000	3,168,960

Food — 8.1%
Cal-Maine Foods, Inc. (a)	40,000	3,985,200
Campbell’s Company (The) (a)	180,000	5,517,000
Dole plc (a)	240,000	3,357,600

2

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 104.5% (continued)	Shares	Value
Consumer Staples — 13.3% (continued)
Food — 8.1% (continued)
Flowers Foods, Inc. (a)	160,000	$2,556,800
Fresh Del Monte Produce, Inc. (a)	20,000	648,400
General Mills, Inc. (a)	60,000	3,108,600
Hershey Company (The) (a)	14,000	2,323,300
J.M. Smucker Company (The) (a)	14,000	1,374,800
Kraft Heinz Company (The) (a)	40,000	1,032,800
Phibro Animal Health Corporation - Class A (a)	80,000	2,043,200
Post Holdings, Inc. (a)(b)	6,000	654,180
Utz Brands, Inc. (a)	80,000	1,004,000
WK Kellogg Company (a)	120,000	1,912,800
		29,518,680
Household Products — 3.0%
Clorox Company (The) (a)	10,000	1,200,700
Colgate-Palmolive Company (a)	50,000	4,545,000
Energizer Holdings, Inc. (a)	60,000	1,209,600
Kimberly-Clark Corporation (a)	10,000	1,289,200
Reynolds Consumer Products, Inc. (a)	120,000	2,570,400
		10,814,900
Retail - Consumer Staples — 0.1%
Natural Grocers by Vitamin Cottage, Inc. (a)	10,000	392,500

Wholesale - Consumer Staples — 1.2%
United Natural Foods, Inc. (a)(b)	180,000	4,195,800

Energy — 1.2%
Oil & Gas Producers — 0.7%
Cheniere Energy, Inc. (a)	10,000	2,435,200

Oil & Gas Services & Equipment — 0.5%
Helmerich & Payne, Inc. (a)	60,000	909,600
Solaris Energy Infrastucture, Inc. - Class A (a)	40,000	1,131,600
		2,041,200
Financials — 13.7%
Asset Management — 0.4%
Hamilton Lane, Inc. - Class A (a)	10,000	1,421,200

3

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 104.5% (continued)	Shares	Value
Financials — 13.7% (continued)
Banking — 8.6%
Axos Financial, Inc. (a)(b)	10,000	$760,400
BankUnited, Inc. (a)	100,000	3,559,000
Brookline Bancorp, Inc. (a)	100,000	1,055,000
Burke & Herbert Financial Services Corporation (a)	10,000	597,300
Columbia Banking System, Inc. (a)	120,000	2,805,600
Comerica, Inc. (a)	10,000	596,500
ConnectOne Bancorp, Inc. (a)	100,000	2,316,000
Customers Bancorp, Inc. (a)(b)	20,000	1,174,800
Dime Community Bancshares, Inc. (a)	60,000	1,616,400
Enterprise Financial Services Corporation (a)	40,000	2,204,000
Fulton Financial Corporation (a)	40,000	721,600
Hope Bancorp, Inc. (a)	60,000	643,800
M&T Bank Corporation (a)	16,000	3,103,840
S&T Bancorp, Inc. (a)	10,000	378,200
Univest Financial Corporation (a)	40,000	1,201,600
Veritex Holdings, Inc. (a)	100,000	2,610,000
WaFd, Inc. (a)	20,000	585,600
Western Alliance Bancorp (a)	40,000	3,119,200
Zions Bancorporation, N.A. (a)	40,000	2,077,600
		31,126,440
Institutional Financial Services — 1.9%
Bank of New York Mellon Corporation (The)	10,000	911,100
Goldman Sachs Group, Inc. (The) (a)	2,000	1,415,500
Northern Trust Corporation (a)	6,000	760,740
StoneX Group, Inc. (a)(b)	10,000	911,400
Virtu Financial, Inc. - Class A (a)	60,000	2,687,400
		6,686,140
Insurance — 1.0%
Globe Life, Inc. (a)	30,000	3,728,700

Specialty Finance — 1.8%
Bread Financial Holdings, Inc. (a)	50,000	2,856,000
Enova International, Inc. (a)(b)	10,000	1,115,200
Synchrony Financial (a)	40,000	2,669,600
		6,640,800

4

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 104.5% (continued)	Shares	Value
Health Care — 23.4%
Biotech & Pharma — 18.6%
ADMA Biologics, Inc. (a)(b)	60,000	$1,092,600
Alkermes plc (a)(b)	120,000	3,433,200
Alnylam Pharmaceuticals, Inc. (a)(b)	6,000	1,956,540
ARS Pharmacuticals, Inc. (a)(b)	100,000	1,745,000
Aurinia Pharmaceuticals, Inc. (a)(b)	340,000	2,879,800
BioCryst Pharmaceuticals, Inc. (a)(b)	200,000	1,792,000
Bristol-Myers Squibb Company (a)	20,000	925,800
Catalyst Pharmaceuticals, Inc. (a)(b)	140,000	3,038,000
Corcept Therapeutics, Inc. (a)(b)	40,000	2,936,000
CorMedix, Inc. (a)(b)	60,000	739,200
Emergent BioSolutions, Inc. (a)(b)	100,000	638,000
Exelixis, Inc. (a)(b)	100,000	4,407,500
GeneDx Holdings Corporation (a)(b)	20,000	1,846,200
Gilead Sciences, Inc. (a)	20,000	2,217,400
Halozyme Therapeutics, Inc. (a)(b)	80,000	4,161,600
Harmony Biosciences Holdings, Inc. (a)(b)	100,000	3,160,000
Incyte Corporation (a)(b)	60,000	4,086,000
Innoviva, Inc. (a)(b)	200,000	4,018,000
Jazz Pharmaceuticals plc (a)(b)	20,000	2,122,400
Novo Nordisk A/S - ADR (a)	50,000	3,451,000
Praxis Precision Medicines, Inc. (a)(b)	10,000	420,500
Protagonist Therapeutics, Inc. (a)(b)	30,000	1,658,100
PTC Therapeutics, Inc. (a)(b)	60,000	2,930,400
Sarepta Therapeutics, Inc. (a)(b)	60,000	1,026,000
TG Therapeutics, Inc. (a)(b)	120,000	4,318,800
Travere Therapeutics, Inc. (a)(b)	160,000	2,368,000
United Therapeutics Corporation (a)(b)	14,000	4,022,900
		67,390,940
Health Care Facilities & Services — 1.6%
BrightSpring Health Services, Inc. (a)(b)	40,000	943,600
CVS Health Corporation (a)	30,000	2,069,400
Pediatrix Medical Group, Inc. (a)(b)	200,000	2,870,000
		5,883,000
Medical Equipment & Devices — 3.2%
Axogen, Inc. (a)(b)	60,000	651,000
Embecta Corporation (a)	80,000	775,200
Exact Sciences Corporation (a)(b)	50,000	2,657,000

5

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 104.5% (continued)	Shares	Value
Health Care — 23.4% (continued)
Medical Equipment & Devices — 3.2% (continued)
ICU Medical, Inc. (a)(b)	28,000	$3,700,200
Inspire Medical Systems, Inc. (b)	14,000	1,816,780
QuidelOrtho Corporation (a)(b)	40,000	1,152,800
Solventum Corporation (a)(b)	12,000	910,080
		11,663,060
Industrials — 2.5%
Electrical Equipment — 0.4%
Atmus Filtration Technologies, Inc. (a)	40,000	1,456,800

Engineering & Construction — 0.5%
Frontdoor, Inc. (a)(b)	28,000	1,650,320

Industrial Intermediate Products — 0.2%
Xometry, Inc. - Class A (a)(b)	20,000	675,800

Transportation & Logistics — 0.9%
Allegiant Travel Company (b)	20,000	1,099,000
American Airlines Group, Inc. (a)(b)	200,000	2,244,000
		3,343,000
Transportation Equipment — 0.5%
Allison Transmission Holdings, Inc. (a)	20,000	1,899,800

Materials — 7.8%
Metals & Mining — 7.8%
Agnico Eagle Mines Ltd. (a)	60,000	7,135,800
Alamos Gold, Inc. - Class A (a)	50,000	1,328,000
AngloGold Ashanti plc (a)	20,000	911,400
Barrick Mining Corporation (a)	320,000	6,662,400
Hecla Mining Company (a)	120,000	718,800
Kinross Gold Corporation (a)	80,000	1,250,400
Newmont Corporation (a)	120,000	6,991,200
Pan American Silver Corporation (a)	30,000	852,000
Royal Gold, Inc. (a)	14,000	2,489,760
		28,339,760

6

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 104.5% (continued)	Shares	Value
Real Estate — 1.1%
REITs — 1.1%
BXP, Inc. (a)	20,000	$1,349,400
Piedmont Realty Trust, Inc. (a)	100,000	729,000
Public Storage (a)	6,000	1,760,520
		3,838,920
Technology — 22.9%
Software — 12.4%
Alignment Healthcare, Inc. (a)(b)	80,000	1,120,000
Appian Corporation - Class A (a)(b)	100,000	2,986,000
Asana, Inc. - Class A (a)(b)	140,000	1,890,000
Astrana Health, Inc. (a)(b)	120,000	2,985,600
AvePoint, Inc. (a)(b)	40,000	772,400
Box, Inc. - Class A (a)(b)	20,000	683,400
Check Point Software Technologies Ltd. (a)(b)	20,000	4,425,000
Clear Secure, Inc. - Class A (a)	100,000	2,776,000
Cricut, Inc. - Class A (a)	100,000	677,000
Docusign, Inc. (a)(b)	40,000	3,115,600
Doximity, Inc. - Class A (a)(b)	50,000	3,067,000
Dropbox, Inc. - Class A (a)(b)	80,000	2,288,000
Fastly, Inc. - Class A (a)(b)	100,000	706,000
Gen Digital, Inc. (a)	30,000	882,000
IonQ, Inc. (a)(b)	40,000	1,718,800
Paycom Software, Inc. (a)	12,000	2,776,800
Paylocity Holding Corporation (a)(b)	12,000	2,174,280
Paymentus Holdings, Inc. (a)(b)	40,000	1,310,000
Quantum Computing, Inc. (a)(b)	40,000	766,800
RingCentral, Inc. - Class A (a)(b)	40,000	1,134,000
Twilio, Inc. - Class A (a)(b)	30,000	3,730,800
Yext, Inc. (a)(b)	100,000	850,000
Zoom Communications, Inc. - Class A (a)(b)	30,000	2,339,400
		45,174,880
Technology Hardware — 4.7%
Ciena Corporation (a)(b)	30,000	2,439,900
CommScope Holding Company, Inc. (a)(b)	200,000	1,656,000
F5, Inc. (a)(b)	6,000	1,765,920
InterDigital, Inc. (a)	20,000	4,484,600
Ubiquiti, Inc. (a)	16,000	6,586,400
		16,932,820

7

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 104.5% (continued)	Shares	Value
Technology — 22.9% (continued)
Technology Services — 5.8%
Cognizant Technology Solutions Corporation - Class A (a)	50,000	$3,901,500
Corpay, Inc. (a)(b)	4,000	1,327,280
EPAM Systems, Inc. (a)(b)	20,000	3,536,400
ExlService Holdings, Inc. (a)(b)	20,000	875,800
Genpact Ltd. (a)	80,000	3,520,800
Globant S.A. (a)(b)	40,000	3,633,600
Innodata, Inc. (a)(b)	20,000	1,024,400
PayPal Holdings, Inc. (a)(b)	30,000	2,229,600
Toast, Inc. - Class A (a)(b)	20,000	885,800
		20,935,180

Total Common Stocks (Cost $368,233,944)		$378,715,910

WARRANTS — 0.0% (c)	Shares	Value
Energy — 0.0% (c)
Oil & Gas Services & Equipment — 0.0% (c)
Nabors Industries Ltd., expires 06/11/2026 (Cost $0)	8,000	$5,280

EXCHANGE-TRADED PUT OPTION CONTRACTS — 1.3%	Contracts	Notional Amount	Value
Russell 2000® Index Option, 08/15/2025 at $2,100	780	$169,653,120	$2,659,800
S&P 500® Index Option, 08/15/2025 at $6,000	330	204,763,350	1,917,300
Total Put Option Contracts (Cost $7,451,595)		$374,416,470	$4,577,100

Total Investments at Value — 105.8% (Cost $375,685,539)			$383,298,290

8

Hussman Strategic Market Cycle Fund Schedule of Investments (continued)
June 30, 2025

MONEY MARKET FUNDS — 49.7%	Shares	Value
Invesco Treasury Portfolio - Institutional Class, 4.22% (d) (Cost $180,275,424)	180,275,424	$180,275,424

Total Investments and Money Market Funds at Value — 155.5% (Cost $555,960,963)		$563,573,714

Written Call Option Contracts — (55.8%)		(202,178,040)

Other Assets in Excess of Liabilities — 0.3%		1,090,412

Net Assets — 100.0%		$362,486,086

ADR - American Depositary Receipt.
(a)	All or portion of the security is used as collateral to cover written call options. The total value of the securities held as collateral as of June 30, 2025 was $371,919,110.
(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of June 30, 2025.
See accompanying notes to financial statements.

9

Hussman Strategic Market Cycle Fund Schedule of Open Written Option Contracts
June 30, 2025

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000® Index Option	780	$169,653,120	$1,200	09/19/2025	$76,432,200
S&P 500® Index Option	330	204,763,350	2,400	09/19/2025	125,745,840
Total Written Call Option Contracts (Premiums received $185,198,624)		$374,416,470			$202,178,040

See accompanying notes to financial statements.

10

Hussman Strategic Allocation Fund Schedule of Investments
June 30, 2025

COMMON STOCKS — 66.6%	Shares	Value
Communications — 4.0%
Cable & Satellite — 1.9%
Cable One, Inc. (a)	500	$67,905
Charter Communications, Inc. - Class A (a)(b)	700	286,167
Liberty Broadband Corporation - Series A (a)(b)	2,000	195,640
		549,712
Entertainment Content — 0.4%
Warner Bros. Discovery, Inc. (a)(b)	10,000	114,600

Internet Media & Services — 0.4%
Upwork, Inc. (a)(b)	4,000	53,760
Yelp, Inc. (b)	2,000	68,540
		122,300
Publishing & Broadcasting — 0.2%
TEGNA, Inc. (a)	3,000	50,280

Telecommunications — 1.1%
Cogent Communications Holdings, Inc. (a)	3,000	144,630
EchoStar Corporation - Class A (a)(b)	5,000	138,500
Lumen Technologies, Inc. (a)(b)	7,000	30,660
		313,790
Consumer Discretionary — 7.8%
Apparel & Textile Products — 0.9%
Carter’s, Inc. (a)	4,000	120,520
VF Corporation (a)	12,000	141,000
		261,520
Automotive — 0.5%
Driven Brands Holdings, Inc. (a)(b)	3,000	52,680
Rivian Automotive, Inc. - Class A (a)(b)	7,000	96,180
		148,860
Consumer Services — 0.9%
Coursera, Inc. (a)(b)	5,000	43,800
Graham Holdings Company - Class B (a)	150	141,926
Perdoceo Education Corporation (a)	2,000	65,380
		251,106

11

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 66.6% (continued)	Shares	Value
Consumer Discretionary — 7.8% (continued)
E-Commerce Discretionary — 1.7%
Chewy, Inc. - Class A (a)(b)	2,000	$85,240
eBay, Inc. (a)	1,500	111,690
Etsy, Inc. (b)	1,500	75,240
Liquidity Services, Inc. (a)(b)	5,000	117,950
Revolve Group, Inc. (a)(b)	4,000	80,200
		470,320
Home & Office Products — 0.1%
Newell Brands, Inc.	5,000	27,000

Leisure Facilities & Services — 1.9%
Carnival Corporation (a)(b)	3,000	84,360
Cheesecake Factory, Inc. (The) (a)	1,500	93,990
Life Time Group Holdings, Inc. (a)(b)	2,000	60,660
Norwegian Cruise Line Holdings Ltd. (a)(b)	8,000	162,240
Planet Fitness, Inc. - Class A (b)	500	54,525
Starbucks Corporation (a)	1,000	91,630
		547,405
Leisure Products — 0.2%
Peloton Interactive, Inc. - Class A (a)(b)	10,000	69,400

Retail - Discretionary — 1.6%
American Eagle Outfitters, Inc.	5,000	48,100
EVgo, Inc. (b)	5,000	18,250
Hertz Global Holdings, Inc. (a)(b)	10,000	68,300
Lithia Motors, Inc.	100	33,782
Lululemon Athletica, Inc. (a)(b)	600	142,548
RH (a)(b)	300	56,703
Victoria’s Secret & Company (a)(b)	4,000	74,080
		441,763
Consumer Staples — 8.5%
Beverages — 0.6%
PepsiCo, Inc. (a)	1,200	158,448

Food — 5.2%
Cal-Maine Foods, Inc. (a)	2,000	199,260
Campbell’s Company (The) (a)	9,000	275,850
Dole plc (a)	12,000	167,880
Flowers Foods, Inc. (a)	8,000	127,840

12

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 66.6% (continued)	Shares	Value
Consumer Staples — 8.5% (continued)
Food — 5.2% (continued)
Fresh Del Monte Produce, Inc. (a)	1,000	$32,420
General Mills, Inc. (a)	3,000	155,430
Hershey Company (The) (a)	700	116,165
J.M. Smucker Company (The) (a)	700	68,740
Kraft Heinz Company (The) (a)	2,000	51,640
Phibro Animal Health Corporation - Class A (a)	4,000	102,160
Post Holdings, Inc. (a)(b)	300	32,709
Utz Brands, Inc. (a)	4,000	50,200
WK Kellogg Company (a)	6,000	95,640
		1,475,934
Household Products — 1.9%
Clorox Company (The) (a)	500	60,035
Colgate-Palmolive Company (a)	2,500	227,250
Energizer Holdings, Inc. (a)	3,000	60,480
Kimberly-Clark Corporation (a)	500	64,460
Reynolds Consumer Products, Inc. (a)	6,000	128,520
		540,745
Retail - Consumer Staples — 0.1%
Natural Grocers by Vitamin Cottage, Inc. (a)	500	19,625

Wholesale - Consumer Staples — 0.7%
United Natural Foods, Inc. (a)(b)	9,000	209,790

Energy — 0.8%
Oil & Gas Producers — 0.4%
Cheniere Energy, Inc. (a)	500	121,760

Oil & Gas Services & Equipment — 0.4%
Helmerich & Payne, Inc.	3,000	45,480
Solaris Energy Infrastucture, Inc. - Class A (a)(b)	2,000	56,580
		102,060
Financials — 8.7%
Asset Management — 0.2%
Hamilton Lane, Inc. - Class A (a)	500	71,060

Banking — 5.5%
Axos Financial, Inc. (a)(b)	500	38,020

13

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 66.6% (continued)	Shares	Value
Financials — 8.7% (continued)
Banking — 5.5% (continued)
BankUnited, Inc. (a)	5,000	$177,950
Brookline Bancorp, Inc. (a)	5,000	52,750
Burke & Herbert Financial Services Corporation	500	29,865
Columbia Banking System, Inc. (a)	6,000	140,280
Comerica, Inc.	500	29,825
ConnectOne Bancorp, Inc. (a)	5,000	115,800
Customers Bancorp, Inc. (a)(b)	1,000	58,740
Dime Community Bancshares, Inc. (a)	3,000	80,820
Enterprise Financial Services Corporation (a)	2,000	110,200
Fulton Financial Corporation (a)	2,000	36,080
Hope Bancorp, Inc. (a)	3,000	32,190
M&T Bank Corporation (a)	800	155,192
S&T Bancorp, Inc.	500	18,910
Univest Financial Corporation (a)	2,000	60,080
Veritex Holdings, Inc. (a)	5,000	130,500
WaFd, Inc. (a)	1,000	29,280
Western Alliance Bancorp (a)	2,000	155,960
Zions Bancorporation, N.A. (a)	2,000	103,880
		1,556,322
Institutional Financial Services — 1.2%
Bank of New York Mellon Corporation (The)	500	45,555
Goldman Sachs Group, Inc. (The) (a)	100	70,775
Northern Trust Corporation (a)	300	38,037
StoneX Group, Inc. (a)(b)	500	45,570
Virtu Financial, Inc. - Class A (a)	3,000	134,370
		334,307
Insurance — 0.6%
Globe Life, Inc. (a)	1,500	186,435

Specialty Finance — 1.2%
Bread Financial Holdings, Inc.	2,500	142,800
Enova International, Inc. (a)(b)	500	55,760
Synchrony Financial (a)	2,000	133,480
		332,040

14

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 66.6% (continued)	Shares	Value
Health Care — 14.9%
Biotech & Pharma — 11.9%
ADMA Biologics, Inc. (a)(b)	3,000	$54,630
Alkermes plc (a)(b)	6,000	171,660
Alnylam Pharmaceuticals, Inc. (a)(b)	300	97,827
ARS Pharmacuticals, Inc. (a)(b)	5,000	87,250
Aurinia Pharmaceuticals, Inc. (a)(b)	17,000	143,990
BioCryst Pharmaceuticals, Inc. (a)(b)	10,000	89,600
Bristol-Myers Squibb Company (a)	1,000	46,290
Catalyst Pharmaceuticals, Inc. (b)	7,000	151,900
Corcept Therapeutics, Inc. (a)(b)	2,000	146,800
CorMedix, Inc. (a)(b)	3,000	36,960
Emergent BioSolutions, Inc. (a)(b)	5,000	31,900
Exelixis, Inc. (a)(b)	5,000	220,375
GeneDx Holdings Corporation (a)(b)	1,000	92,310
Gilead Sciences, Inc. (a)	1,000	110,870
Halozyme Therapeutics, Inc. (a)(b)	4,000	208,080
Harmony Biosciences Holdings, Inc. (a)(b)	5,000	158,000
Incyte Corporation (a)(b)	3,000	204,300
Innoviva, Inc. (a)(b)	10,000	200,900
Jazz Pharmaceuticals plc (a)(b)	1,000	106,120
Novo Nordisk A/S - ADR	2,500	172,550
Praxis Precision Medicines, Inc. (a)(b)	500	21,025
Protagonist Therapeutics, Inc. (a)(b)	1,500	82,905
PTC Therapeutics, Inc. (a)(b)	3,000	146,520
Sarepta Therapeutics, Inc. (a)(b)	3,000	51,300
TG Therapeutics, Inc. (a)(b)	6,000	215,940
Travere Therapeutics, Inc. (a)(b)	8,000	118,400
United Therapeutics Corporation (a)(b)	700	201,145
		3,369,547
Health Care Facilities & Services — 1.0%
BrightSpring Health Services, Inc. (a)(b)	2,000	47,180
CVS Health Corporation (a)	1,500	103,470
Pediatrix Medical Group, Inc. (a)(b)	10,000	143,500
		294,150
Medical Equipment & Devices — 2.0%
Axogen, Inc. (a)(b)	3,000	32,550
Embecta Corporation (a)	4,000	38,760
Exact Sciences Corporation (b)	2,500	132,850
ICU Medical, Inc. (a)(b)	1,400	185,010

15

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 66.6% (continued)	Shares	Value
Health Care — 14.9% (continued)
Medical Equipment & Devices — 2.0% (continued)
Inspire Medical Systems, Inc. (b)	700	$90,839
QuidelOrtho Corporation (a)(b)	2,000	57,640
Solventum Corporation (a)(b)	600	45,504
		583,153
Industrials — 1.6%
Electrical Equipment — 0.3%
Atmus Filtration Technologies, Inc. (a)	2,000	72,840

Engineering & Construction — 0.3%
Frontdoor, Inc. (a)(b)	1,400	82,516

Industrial Intermediate Products — 0.1%
Xometry, Inc. - Class A (b)	1,000	33,790

Transportation & Logistics — 0.6%
Allegiant Travel Company (b)	1,000	54,950
American Airlines Group, Inc. (a)(b)	10,000	112,200
		167,150
Transportation Equipment — 0.3%
Allison Transmission Holdings, Inc. (a)	1,000	94,990

Materials — 5.0%
Metals & Mining — 5.0%
Agnico Eagle Mines Ltd. (a)	3,000	356,790
Alamos Gold, Inc. - Class A (a)	2,500	66,400
AngloGold Ashanti plc (a)	1,000	45,570
Barrick Mining Corporation (a)	16,000	333,120
Hecla Mining Company (a)	6,000	35,940
Kinross Gold Corporation (a)	4,000	62,520
Newmont Corporation (a)	6,000	349,560
Pan American Silver Corporation (a)	1,500	42,600
Royal Gold, Inc. (a)	700	124,488
		1,416,988

16

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 66.6% (continued)	Shares	Value
Real Estate — 0.7%
REITs — 0.7%
BXP, Inc.	1,000	$67,470
Piedmont Realty Trust, Inc. (a)	5,000	36,450
Public Storage (a)	300	88,026
		191,946
Technology — 14.6%
Software — 7.9%
Alignment Healthcare, Inc. (a)(b)	4,000	56,000
Appian Corporation - Class A (a)(b)	5,000	149,300
Asana, Inc. - Class A (a)(b)	7,000	94,500
Astrana Health, Inc. (a)(b)	6,000	149,280
AvePoint, Inc. (a)(b)	2,000	38,620
Box, Inc. - Class A (a)(b)	1,000	34,170
Check Point Software Technologies Ltd. (a)(b)	1,000	221,250
Clear Secure, Inc. - Class A (a)	5,000	138,800
Cricut, Inc. - Class A (a)	5,000	33,850
Docusign, Inc. (a)(b)	2,000	155,780
Doximity, Inc. - Class A (a)(b)	2,500	153,350
Dropbox, Inc. - Class A (a)(b)	4,000	114,400
Fastly, Inc. - Class A (b)	5,000	35,300
Gen Digital, Inc. (a)	1,500	44,100
IonQ, Inc. (a)(b)	2,000	85,940
Paycom Software, Inc.	600	138,840
Paylocity Holding Corporation (a)(b)	600	108,714
Paymentus Holdings, Inc. (a)(b)	2,000	65,500
Quantum Computing, Inc. (a)(b)	2,000	38,340
RingCentral, Inc. - Class A (a)(b)	2,000	56,700
Twilio, Inc. - Class A (a)(b)	1,500	186,540
Yext, Inc. (a)(b)	5,000	42,500
Zoom Communications, Inc. - Class A (a)(b)	1,500	116,970
		2,258,744
Technology Hardware — 3.0%
Ciena Corporation (a)(b)	1,500	121,995
CommScope Holding Company, Inc. (a)(b)	10,000	82,800
F5, Inc. (a)(b)	300	88,296
InterDigital, Inc. (a)	1,000	224,230
Ubiquiti, Inc. (a)	800	329,320
		846,641

17

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 66.6% (continued)	Shares	Value
Technology — 14.6% (continued)
Technology Services — 3.7%
Cognizant Technology Solutions Corporation - Class A (a)	2,500	$195,075
Corpay, Inc. (b)	200	66,364
EPAM Systems, Inc. (a)(b)	1,000	176,820
ExlService Holdings, Inc. (a)(b)	1,000	43,790
Genpact Ltd. (a)	4,000	176,040
Globant S.A. (a)(b)	2,000	181,680
Innodata, Inc. (a)(b)	1,000	51,220
PayPal Holdings, Inc. (b)	1,500	111,480
Toast, Inc. - Class A (a)(b)	1,000	44,290
		1,046,759

Total Common Stocks (Cost $18,409,806)		$18,935,796

U.S. TREASURY OBLIGATIONS — 23.4%	Par Value	Value
U.S. Treasury Bonds — 3.5%
4.750%, due 02/15/2045	$1,000,000	$995,781

U.S. Treasury Inflation-Protected Bonds — 1.7%
2.125%, due 02/15/2054	522,800	481,141

U.S. Treasury Inflation-Protected Notes — 1.8%
1.750%, due 01/15/2034	522,345	518,513

U.S. Treasury Notes — 16.4%
4.625%, due 02/15/2035	4,500,000	4,645,547

Total U.S. Treasury Obligations (Cost $6,652,111)		$6,640,982

18

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2025

WARRANTS — 0.0% (c)	Shares	Value
Energy — 0.0% (c)
Oil & Gas Services & Equipment — 0.0% (c)
Nabors Industries Ltd., expires 06/11/2026 (Cost $0)	240	$158

EXCHANGE-TRADED PUT OPTION CONTRACTS — 0.1%	Contracts	Notional Amount	Value
Russell 2000® Index Option, 09/19/2025 at $1,600	37	$8,047,648	$16,835
S&P 500® Index Option, 09/19/2025 at $3,600	15	9,307,425	5,385
Total Put Option Contracts (Cost $54,598)		$17,355,073	$22,220

Total Investments at Value — 90.1% (Cost $25,116,515)			$25,599,156

MONEY MARKET FUNDS — 31.7%	Shares	Value
Invesco Treasury Portfolio - Institutional Class, 4.22% (d) (Cost $9,020,213)	9,020,213	$9,020,213

Total Investments and Money Market Funds at Value — 121.8% (Cost $34,136,728)		$34,619,369

Written Call Option Contracts — (21.5%)		(6,109,087)

Liabilities in Excess of Other Assets — (0.3%)		(92,329)

Net Assets — 100.0%		$28,417,953

ADR - American Depositary Receipt.
(a)	All or portion of the security is used as collateral to cover written call options. The total value of the securities held as collateral as of June 30, 2025 was $17,378,710.
(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of June 30, 2025.
See accompanying notes to financial statements.

19

Hussman Strategic Allocation Fund Schedule of Open Written Option Contracts
June 30, 2025

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000® Index Option	37	$8,047,648	$1,600	09/19/2025	$2,172,862
S&P 500® Index Option	15	9,307,425	3,600	09/19/2025	3,936,225
Total Written Call Option Contracts (Premiums received $5,399,486)		$17,355,073			$6,109,087

See accompanying notes to financial statements.

20

Hussman Strategic Total Return Fund Schedule of Investments
June 30, 2025

COMMON STOCKS — 20.2%	Shares	Value
Energy — 0.1%
Oil & Gas Producers — 0.1%
California Resources Corporation	1,000	$45,670
DT Midstream, Inc.	500	54,955
Vital Energy, Inc. (a)	1,000	16,090
		116,715
Materials — 19.6%
Metals & Mining — 19.6%
Agnico Eagle Mines Ltd.	90,000	10,703,700
Alamos Gold, Inc. - Class A	75,000	1,992,000
AngloGold Ashanti plc	30,000	1,367,100
B2Gold Corporation	340,000	1,227,400
Barrick Mining Corporation	480,000	9,993,600
Hecla Mining Company	180,000	1,078,200
Kinross Gold Corporation	120,000	1,875,600
Newmont Corporation	180,000	10,486,800
Pan American Silver Corporation	45,000	1,278,000
Royal Gold, Inc.	21,000	3,734,640
		43,737,040
Utilities — 0.5%
Electric Utilities — 0.5%
AES Corporation (The)	1,000	10,520
ALLETE, Inc.	1,000	64,070
Ameren Corporation	100	9,604
American Electric Power Company, Inc.	100	10,376
Avista Corporation	1,000	37,950
Black Hills Corporation	500	28,050
Consolidated Edison, Inc.	1,000	100,350
Dominion Energy, Inc.	500	28,260
DTE Energy Company	100	13,246
Duke Energy Corporation	500	59,000
Edison International	500	25,800
Entergy Corporation	1,000	83,120
Exelon Corporation	1,000	43,420
FirstEnergy Corporation	1,000	40,260
Hawaiian Electric Industries, Inc. (a)	1,000	10,630
NorthWestern Energy Group, Inc.	1,000	51,300
NRG Energy, Inc.	1,000	160,580
Otter Tail Corporation	1,000	77,090
Pinnacle West Capital Corporation	1,000	89,470

21

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2025

COMMON STOCKS — 20.2% (continued)	Shares	Value
Utilities — 0.5% (continued)
Electric Utilities — 0.5% (continued)
Portland General Electric Company	1,000	$40,630
PPL Corporation	1,000	33,890
Public Service Enterprise Group, Inc.	500	42,090
Southern Company (The)	500	45,915
		1,105,621
Gas & Water Utilities — 0.0% (b)
Global Water Resources, Inc.	1,000	10,190

Total Common Stocks (Cost $41,171,674)		$44,969,566

EXCHANGE-TRADED FUNDS — 1.0%	Shares	Value
Invesco CurrencyShares British Pound Sterling Trust	5,000	$660,800
Invesco CurrencyShares Euro Currency Trust	7,500	815,925
Invesco CurrencyShares Japanese Yen Trust (a)	12,500	799,250
Total Exchange-Traded Funds (Cost $2,210,871)		$2,275,975

U.S. TREASURY OBLIGATIONS — 71.4%	Par Value	Value
U.S. Treasury Bonds — 11.2%
4.750%, due 02/15/2045	$25,000,000	$24,894,531

U.S. Treasury Inflation-Protected Bonds — 2.1%
2.125%, due 02/15/2054	5,228,800	4,811,413

U.S. Treasury Inflation-Protected Notes — 14.6%
2.500%, due 01/15/2029	14,940,000	15,548,190
0.125%, due 01/15/2030	12,467,200	11,769,777
1.750%, due 01/15/2034	5,223,450	5,185,128
		32,503,095
U.S. Treasury Notes — 43.5%
2.125%, due 05/31/2026	10,000,000	9,828,613
1.500%, due 08/15/2026	10,000,000	9,733,203
4.625%, due 02/15/2035	75,000,000	77,425,781
		96,987,597

Total U.S. Treasury Obligations (Cost $159,933,181)		$159,196,636

22

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2025

WARRANTS — 0.0% (b)	Shares	Value
Energy — 0.0% (b)
Oil & Gas Services & Equipment — 0.0% (b)
Nabors Industries Ltd., expires 06/11/2026 (Cost $0)	8,000	$5,280

Total Investments at Value — 92.6% (Cost $203,315,726)		$206,447,457

MONEY MARKET FUNDS — 6.5%	Shares	Value
Invesco Treasury Portfolio - Institutional Class, 4.22% (c) (Cost $14,480,396)	14,480,396	$14,480,396

Total Investments and Money Market Funds at Value — 99.1% (Cost $217,796,122)		$220,927,853

Other Assets in Excess of Liabilities — 0.9%		2,099,361

Net Assets — 100.0%		$223,027,214

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	The rate shown is the 7-day effective yield as of June 30, 2025.
See accompanying notes to financial statements.

23

Hussman Investment Trust Statements of Assets and Liabilities
June 30, 2025

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At cost	$375,685,539	$25,116,515	$203,315,726
At value (Note 1)	$383,298,290	$25,599,156	$206,447,457
Investments in money market funds	180,275,424	9,020,213	14,480,396
Due from Adviser (Note 3)	—	11,028	—
Receivable for capital shares sold	81,813	5	458,612
Receivable for investment securities sold	4,520,590	226,029	—
Dividends and interest receivable	622,726	133,768	2,140,961
Tax reclaims receivable	19,749	429	—
Other assets	43,823	10,547	20,915
Total Assets	568,862,415	35,001,175	223,548,341

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $185,198,624 and $5,399,486)	202,178,040	6,109,087	—
Distributions payable	—	4,245	137,121
Payable for capital shares redeemed	306,852	258,292	265,375
Payable for investment securities purchased	3,575,266	178,763	—
Accrued investment advisory fees (Note 3)	228,596	—	64,481
Payable to administrator (Note 3)	33,090	7,190	20,590
Accrued account maintenance and shareholder servicing fees (Note 3)	22,625	560	10,690
Other accrued expenses	31,860	25,085	22,870
Total Liabilities	206,376,329	6,583,222	521,127
NET ASSETS	$362,486,086	$28,417,953	$223,027,214

Net assets consist of:
Paid-in capital	$1,268,533,609	$29,848,092	$251,647,604
Accumulated deficit	(906,047,523)	(1,430,139)	(28,620,390)
NET ASSETS	$362,486,086	$28,417,953	$223,027,214

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	57,729,211	2,869,808	14,201,500

Net asset value, offering price and redemption price per share (Note 1)	$6.28	$9.90	$15.70

See accompanying notes to financial statements.

24

Hussman Investment Trust Statements of Operations
For the Year Ended June 30, 2025

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$11,791,939	$574,901	$1,324,179
Foreign withholding taxes on dividends	(59,203)	(2,960)	(57,310)
Tax reclaims received	11,240	247	1,562
Interest	—	342,845	5,268,573
Total Investment Income	11,743,976	915,033	6,537,004

EXPENSES
Investment advisory fees (Note 3)	2,907,901	203,952	947,952
Administration fees (Note 3)	230,887	28,611	137,339
Trustees’ fees and expenses (Note 3)	101,072	101,072	101,072
Account maintenance and shareholder services fees (Note 3)	127,327	3,260	66,685
Fund accounting fees (Note 3)	62,382	32,684	48,947
Legal fees	43,792	43,792	43,792
Registration and filing fees	48,272	30,296	51,122
Transfer agent fees (Note 3)	62,426	18,000	33,393
Custodian and bank service fees	60,302	24,089	13,404
Insurance expense	59,776	4,860	31,949
Compliance service fees (Note 3)	31,489	9,529	21,482
Audit and tax services fees	20,333	20,333	20,333
Postage and supplies	15,850	7,028	13,564
Printing of shareholder reports	13,152	10,625	10,937
Other expenses	40,563	41,407	32,106
Total Expenses	3,825,524	579,538	1,574,077
Less fee waivers and Fund expenses absorbed by the Adviser (Note 3)	(104,269)	(239,092)	(149,429)
Net Expenses	3,721,255	340,446	1,424,648

NET INVESTMENT INCOME	8,022,721	574,587	5,112,356

25

Hussman Investment Trust Statements of Operations (continued)
For the Year Ended June 30, 2025

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains (losses) from:
Investments	59,471,201	2,430,241	14,671,497
Written option contracts (Note 4)	(38,229,933)	(1,451,307)	—
Net change in unrealized appreciation (depreciation) on:
Investments	23,105,194	1,373,185	6,643,871
Written option contracts (Note 4)	(11,192,396)	(554,835)	—

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	33,154,066	1,797,284	21,315,368

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,176,787	$2,371,871	$26,427,724

See accompanying notes to financial statements.

26

Hussman Strategic Market Cycle Fund Statements of Changes in Net Assets

	Year Ended June 30, 2025	Year Ended June 30, 2024
FROM OPERATIONS
Net investment income	$8,022,721	$10,068,745
Net realized gains (losses) from:
Investments	59,471,201	18,376,941
Written option contracts	(38,229,933)	(83,875,457)
Net change in unrealized appreciation (depreciation) on:
Investments	23,105,194	221,161
Written option contracts	(11,192,396)	23,099,967
Net increase (decrease) in net assets resulting from operations	41,176,787	(32,108,643)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(8,547,656)	(11,452,340)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	101,744,671	44,141,635
Net asset value of shares issued in reinvestment of distributions to shareholders	7,758,628	10,191,098
Payments for shares redeemed	(103,332,879)	(153,313,133)
Net increase (decrease) in net assets from capital share transactions	6,170,420	(98,980,400)

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,799,551	(142,541,383)

NET ASSETS
Beginning of year	323,686,535	466,227,918
End of year	$362,486,086	$323,686,535

CAPITAL SHARE ACTIVITY
Shares sold	16,595,764	7,162,272
Shares reinvested	1,415,808	1,678,929
Shares redeemed	(17,626,762)	(24,688,026)
Net (increase) decrease in shares outstanding	384,810	(15,846,825)
Shares outstanding at beginning of year	57,344,401	73,191,226
Shares outstanding at end of year	57,729,211	57,344,401

See accompanying notes to financial statements.

27

Hussman Strategic Allocation Fund Statements of Changes in Net Assets

	Year Ended June 30, 2025	Year Ended June 30, 2024
FROM OPERATIONS
Net investment income	$574,587	$532,349
Net realized gains (losses) from:
Investments	2,430,241	2,152,520
Written option contracts	(1,451,307)	(3,140,313)
Net change in unrealized appreciation (depreciation) on:
Investments	1,373,185	136,770
Written option contracts	(554,835)	708,206
Net increase net assets resulting from operations	2,371,871	389,532

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(576,046)	(535,135)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,211,726	3,663,683
Net asset value of shares issued in reinvestment of distributions to shareholders	560,652	520,588
Payments for shares redeemed	(4,737,681)	(5,190,049)
Net increase (decrease) in net assets from capital share transactions	34,697	(1,005,778)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,830,522	(1,151,381)

NET ASSETS
Beginning of year	26,587,431	27,738,812
End of year	$28,417,953	$26,587,431

CAPITAL SHARE ACTIVITY
Shares sold	438,199	391,423
Shares reinvested	58,292	55,603
Shares redeemed	(495,969)	(554,240)
Net increase (decrease) in shares outstanding	522	(107,214)
Shares outstanding at beginning of year	2,869,286	2,976,500
Shares outstanding at end of year	2,869,808	2,869,286

See accompanying notes to financial statements.

28

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Year Ended June 30, 2025	Year Ended June 30, 2024
FROM OPERATIONS
Net investment income	$5,112,356	$5,500,265
Net realized gains from investments	14,671,497	1,748,632
Net change in unrealized appreciation (depreciation) on investments	6,643,871	5,218,492
Net increase net assets resulting from operations	26,427,724	12,467,389

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(5,480,421)	(5,681,172)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	50,661,809	8,070,359
Net asset value of shares issued in reinvestment of distributions to shareholders	4,997,340	5,214,599
Payments for shares redeemed	(33,330,986)	(55,574,518)
Net increase (decrease) in net assets from capital share transactions	22,328,163	(42,289,560)

TOTAL INCREASE (DECREASE) IN NET ASSETS	43,275,466	(35,503,343)

NET ASSETS
Beginning of year	179,751,748	215,255,091
End of year	$223,027,214	$179,751,748

CAPITAL SHARE ACTIVITY
Shares sold	3,355,751	587,235
Shares reinvested	332,305	376,750
Shares redeemed	(2,250,068)	(4,044,540)
Net increase (decrease) in shares outstanding	1,437,988	(3,080,555)
Shares outstanding at beginning of year	12,763,512	15,844,067
Shares outstanding at end of year	14,201,500	12,763,512

See accompanying notes to financial statements.

29

Hussman Strategic Market Cycle Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021
Net asset value at beginning of year	$5.64	$6.37	$7.04	$6.77	$6.12

Income (loss) from investment operations:
Net investment income	0.15	0.19	0.13	0.05	0.01
Net realized and unrealized gains (losses) on investments and written option contracts	0.65	(0.73)	(0.72)	0.25	0.65
Total from investment operations	0.80	(0.54)	(0.59)	0.30	0.66

Less distributions from:
Net investment income	(0.16)	(0.19)	(0.08)	(0.03)	(0.01)

Proceeds from redemption fees collected *	—	—	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$6.28	$5.64	$6.37	$7.04	$6.77

Total return (b)	14.69%	(8.72%)	(8.54%)	4.43%	10.80%

Net assets at end of year (000’s)	$362,486	$323,687	$466,228	$506,997	$412,898

Ratio of total expenses to average net assets	1.18%	1.16%	1.12%	1.14%	1.19%

Ratio of net expenses to average net assets (c)	1.15%	1.15%	1.15%	1.15%	1.15%

Ratio of net investment income to average net assets (c)	2.48%	2.55%	1.97%	0.74%	0.09%

Portfolio turnover rate	470%	113%	79%	113%	198%

*

Effective April 1, 2023, the Fund eliminated the redemption fees being charged. Prior to April 1, 2023, a redemption fee of 1.5% generally was applied to shares redeemed 60 days or less from the date of purchase.

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and/or recovery. (Note 3).
See accompanying notes to financial statements.

30

Hussman Strategic Allocation Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021
Net asset value at beginning of year	$9.27	$9.32	$10.93	$11.70	$10.32

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.18	0.12	0.04	(0.02)
Net realized and unrealized gains (losses) on investments and written option contracts	0.63	(0.05)	0.13	(0.42)	1.98
Total from investment operations	0.83	0.13	0.25	(0.38)	1.96

Less distributions from:
Net investment income	(0.20)	(0.18)	(0.12)	(0.04)	(0.01)
Net realized gains	—	—	(1.74)	(0.35)	(0.57)
Total distributions	(0.20)	(0.18)	(1.86)	(0.39)	(0.58)

Proceeds from redemption fees collected *	—	—	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$9.90	$9.27	$9.32	$10.93	$11.70

Total return (b)	9.07%	1.43%	2.06%	(3.19%)	19.70%

Net assets at end of year (000’s)	$28,418	$26,587	$27,739	$21,573	$19,881

Ratio of total expenses to average net assets	2.13%	2.14%	2.16%	2.08%	2.87%

Ratio of net expenses to average net assets (c)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets (c)	2.11%	1.92%	1.32%	0.42%	(0.11%)

Portfolio turnover rate	468%	129%	79%	98%	163%

*

Effective April 1, 2023, the Fund eliminated the redemption fees being charged. Prior to April 1, 2023, a redemption fee of 1.5% generally was applied to shares redeemed 60 days or less from the date of purchase.

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and absorption of Fund expenses by the Adviser (Note 3).
See accompanying notes to financial statements.

31

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2025	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021
Net asset value at beginning of year	$14.08	$13.59	$13.91	$14.76	$14.50

Income (loss) from investment operations:
Net investment income	0.39	0.40	0.33	0.26	0.14
Net realized and unrealized gains (losses) on investments	1.65	0.50	(0.34)	(0.86)	0.25
Total from investment operations	2.04	0.90	(0.01)	0.60	0.39

Less distributions from:
Net investment income	(0.42)	(0.41)	(0.31)	(0.25)	(0.13)

Proceeds from redemption fees collected *	—	—	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$15.70	$14.08	$13.59	$13.91	$14.76

Total return (b)	14.69%	6.73%	(0.03%)	(4.14%)	2.70%

Net assets at end of year (000’s)	$223,027	$179,752	$215,255	$263,687	$316,539

Ratio of total expenses to average net assets	0.83%	0.82%	0.78%	0.75%	0.75%

Ratio of net expenses to average net assets (c)	0.75%	0.75%	0.75%	0.75%	0.75%

Ratio of net investment income to average net assets (c)	2.69%	2.81%	2.36%	1.73%	0.93%

Portfolio turnover rate	270%	55%	42%	22%	38%

*

Effective April 1, 2023, the Fund eliminated the redemption fees being charged. Prior to April 1, 2023, a redemption fee of 1.5% generally was applied to shares redeemed 60 days or less from the date of purchase.

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers (Note 3).
See accompanying notes to financial statements.

32

Hussman Investment Trust Notes to Financial Statements
June 30, 2025

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Market Cycle Fund (formerly Hussman Strategic Growth Fund), Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares.

Hussman Strategic Market Cycle Fund’s investment objective seeks to achieve long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Allocation Fund’s investment objective seeks to achieve total return through a combination of income and capital appreciation.

Hussman Strategic Total Return Fund’s investment objective seeks to achieve long-term total return from income and capital appreciation.

The Funds have adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Funds. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

33

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

New Accounting Pronouncement — In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (“Topic 740”) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Funds’ financial statements.

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of the net asset value (“NAV”). As of June 30, 2025, all options held by Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean between their closing bid and ask prices. Futures contracts and options thereon, if any, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean between their bid and ask prices.

Fixed income securities traded over-the-counter and not traded or dealt in upon any securities exchange, but for which market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent

34

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security represents fair value.

Investments in shares of other open-end investment companies, other than shares of exchange-traded funds (“ETFs”), are valued at their NAVs per share as reported by such companies.

In the event that market quotations are not readily available or are determined by the Adviser, as the valuation designee, to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees pursuant to Rule 2a-5 under the 1940 Act. Methods used to determine fair value may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the values of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased or written by Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect fair value. U.S. Treasury obligations held by Hussman Strategic Allocation Fund and Hussman Strategic Total

35

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs,” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that a Fund could purchase or sell that security at a price equal to the fair value of such security used in calculating the Fund’s NAV. Because of the inherent uncertainty in determining fair value and the various factors considered in making such determinations, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and other financial instruments and the inputs used to value the investments and other financial instruments as of June 30, 2025 by security type:

Hussman Strategic Market Cycle Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$378,715,910	$—	$—	$378,715,910
Warrants	5,280	—	—	5,280
Exchange-Traded Put Option Contracts	—	4,577,100	—	4,577,100
Money Market Funds	180,275,424	—	—	180,275,424
Total Investments in Securities and Money Market Funds	$558,996,614	$4,577,100	$—	$563,573,714

Other Financial Instruments:
Exchange-Traded Written Call Option Contracts	$—	$(202,178,040)	$—	$(202,178,040)
Total Other Financial Instruments	$—	$(202,178,040)	$—	$(202,178,040)

36

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

Hussman Strategic Allocation Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$18,935,796	$—	$—	$18,935,796
U.S. Treasury Obligations	—	6,640,982	—	6,640,982
Warrants	158	—	—	158
Exchange-Traded Put Option Contracts	—	22,220	—	22,220
Money Market Funds	9,020,213	—	—	9,020,213
Total Investments in Securities and Money Market Funds	$27,956,167	$6,663,202	$—	$34,619,369

Other Financial Instruments:
Exchange-Traded Written Call Option Contracts	$—	$(6,109,087)	$—	$(6,109,087)
Total Other Financial Instruments	$—	$(6,109,087)	$—	$(6,109,087)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$44,969,566	$—	$—	$44,969,566
Exchange-Traded Funds	2,275,975	—	—	2,275,975
U.S. Treasury Obligations	—	159,196,636	—	159,196,636
Warrants	5,280	—	—	5,280
Money Market Funds	14,480,396	—	—	14,480,396
Total Investments in Securities and Money Market Funds	$61,731,217	$159,196,636	$—	$220,927,853

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and sector and industry type) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2025.

Option Transactions — Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund may purchase and write call and put options on broad-based stock indices and also may purchase and write call and put option contracts on individual securities. Each of the Funds may use related option contracts to hedge

37

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund may also purchase foreign currency options to manage its exposures to foreign currencies.

Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund may each use option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. If an index option written by a Fund expires unexercised on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by a Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. To secure the obligation of a Fund to settle index options it has written, common stocks owned by the Fund are held in escrow by the Fund’s custodian bank (or by a securities depository acting for the custodian bank) for the benefit of the Options Clearing Corporation (the “OCC”). Escrow is maintained with the OCC on a daily basis until written options expire unexercised or when the Fund enters into a closing purchase transaction.

Share Valuation — The NAV per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. NAV per share of a Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share next computed after receipt of an order to purchase or to redeem shares.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the value of the security received. Discounts and premiums on fixed income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

38

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Market Cycle Fund and are declared and paid quarterly to shareholders of Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund. Dividends are recorded on the ex-dividend date. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on options and futures transactions and losses deferred due to wash sales.

The tax character of distributions paid during the years ended June 30, 2025 and 2024 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions*
Hussman Strategic Market Cycle Fund
June 30, 2025	$8,547,656	$—	$8,547,656
June 30, 2024	$11,452,340	$—	$11,452,340
Hussman Strategic Allocation Fund
June 30, 2025	$576,133	$—	$576,133
June 30, 2024	$533,397	$—	$533,397
Hussman Strategic Total Return Fund
June 30, 2025	$5,536,840	$—	$5,536,840
June 30, 2024	$5,604,291	$—	$5,604,291

*	Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to dividends payable amounts.

Investment Transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

39

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, a Fund generally will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated deficit as of June 30, 2025 was as follows:

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Net unrealized appreciation	$4,456,201	$178,252	$2,430,521
Accumulated ordinary income	4,372,178	5,195	132,943
Accumulated capital and other losses	(914,875,902)	(1,609,341)	(31,046,733)
Other temporary differences	—	(4,245)	(137,121)
Total accumulated deficit	$(906,047,523)	$(1,430,139)	$(28,620,390)

40

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

The following information is based upon the federal income tax cost of investment securities as of June 30, 2025:

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Cost of investments	$176,664,049	$19,311,817	$204,016,936
Gross unrealized appreciation	$24,087,226	$1,347,020	$5,050,537
Gross unrealized depreciation	(19,631,025)	(1,168,768)	(2,620,016)
Net unrealized appreciation	$4,456,201	$178,252	$2,430,521

The difference between the federal income tax cost of investments and the financial statement cost of investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales, derivatives and adjustments to basis for publicly traded partnerships, passive foreign investment companies and grantor trusts.

As of June 30, 2025, the Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Short-term capital loss carryforwards	$470,195,094	$—	$22,416,421
Long-term capital loss carryforwards	444,680,808	1,609,341	8,630,312
Total	$914,875,902	$1,609,341	$31,046,733

These CLCFs, which do not expire, may be utilized by the Funds in future years to offset their net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended June 30, 2025, Hussman Strategic Market Cycle utilized $13,107,468 CLCFs against current year gains, Hussman Strategic Allocation Fund utilized $694,721 of CLCFs against current year gains, and Hussman Strategic Total Return Fund utilized $13,095,914 of CLCFs against current year gains.

41

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

For the year ended June 30, 2025, Hussman Strategic Allocation Fund reclassified $1 of accumulated deficit against paid-in capital on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for all open years (generally, tax returns that have been filed within the past three years) and all major jurisdictions and has concluded that no provisions for unrecognized tax benefits or expenses is required in these financial statements. Therefore, no tax expense (including interest and penalties) was recorded in the current year and no adjustments were made to prior periods.

Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statements of Operations. During the year ended June 30, 2025, the Funds did not incur any interest or penalties.

2. INVESTMENT TRANSACTIONS

During the year ended June 30, 2025, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Purchases of investment securities	$1,694,796,039	$84,739,803	$156,263,488
Proceeds from sales of investment securities	$1,717,172,142	$85,888,539	$144,828,394

During the year ended June 30, 2025, cost of purchases and proceeds from sales and maturities of long-term U.S. government securities were as follows:

	Hussman Strategic Market Cycle Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Purchases of investment securities	$—	$26,385,882	$318,822,262
Proceeds from sales and maturities of investment securities	$—	$24,974,918	$291,911,018

42

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Market Cycle Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Allocation Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.75% of the first $2 billion of the Fund’s average daily net assets; 0.70% of the next $3 billion of such assets; and 0.65% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.50% of the first $1 billion of the Fund’s average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion.

The Adviser has contractually agreed that, until November 1, 2025, it will waive its advisory fees and/or absorb operating expenses of each Fund to the extent necessary so that operating expenses of Hussman Strategic Market Cycle Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund (excluding fees and expenses incurred on investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) do not exceed annually an amount equal to 1.15%, 1.25% and 0.75%, respectively, of such Fund’s average daily net assets. During the year ended June 30, 2025, the Adviser waived advisory fees in the amount of $104,269, $239,092 and $149,429 with respect to Hussman Strategic Market Cycle Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund, respectively. Additionally, during the year ended June 30, 2025, the Adviser absorbed operating expenses of $35,140 with respect to Hussman Strategic Allocation Fund.

Pursuant to the Expense Limitation Agreements governing these arrangements, each Fund is obligated to reimburse the Adviser the amount of advisory fees previously waived and expenses previously absorbed by the Adviser for a period of three years from the date such fees or expenses were waived or absorbed, but only if such reimbursement does not cause the Fund’s operating expenses (after the reimbursement is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; and (ii) the expense limitation

43

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

in effect at the time the Adviser seeks reimbursement of such fees and expenses. The Expense Limitation Agreements may not be terminated by the Adviser without the approval of the Board of Trustees. As of June 30, 2025, the amount of fee waivers and expense reimbursements available for possible recovery by the Adviser from Hussman Strategic Market Cycle Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund is $153,752, $701,818 and $347,426, respectively. The portions of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2026	June 30, 2027	June 30, 2028	Total
Hussman Strategic Market Cycle Fund	$—	$49,483	$104,269	$153,752
Hussman Strategic Allocation Fund	$217,791	$244,935	$239,092	$701,818
Hussman Strategic Total Return Fund	$62,625	$135,372	$149,429	$347,426

The Adviser may agree to continue after November 1, 2025 the current arrangement to limit the Funds’ expenses or to implement a similar arrangement, but it is not obligated to do so.

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Funds. The Funds pay Ultimus fees for these services in accordance with various servicing agreements. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses incurred in providing services to the Funds, including, but not limited to, postage, supplies and costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

Under the terms of a Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”) provides a Chief Compliance Officer and an Anti-Money Laundering Officer to the Trust, as well as related compliance services. Under the terms of the agreement, NLCS receives fees from the Funds. NLCS is a wholly-owned subsidiary of Ultimus.

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During year ended June 30, 2025, Hussman Strategic Market Cycle

44

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund paid $127,327, $3,260 and $66,685, respectively, to financial intermediaries for such services.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust or an affiliated person of the Adviser or Ultimus (an “Independent Trustee”) receives from the Trust: an annual retainer of $50,000, payable quarterly (except the Audit Committee Chair receives an annual retainer of $56,000, payable quarterly); a fee of $7,000 for attendance at each regular quarterly meeting of the Board of Trustees other than the annual meeting of the Board, for which each Independent Trustee receives an attendance fee of $12,000; a fee of $4,000 for attendance at each special meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board of Trustees that is not held on the same day as a Board of Trustees meeting; and a fee of $1,500 for participation in each informal monthly telephone conference call of the Board of Trustees. In addition, the Independent Trustees are reimbursed for travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

Principal Holder of Fund Shares

As of June 30, 2025, Charles Schwab & Co. (for the benefit of its customers) owned of record 29.8% and 42.5% of the outstanding shares of Hussman Strategic Market Cycle Fund and Hussman Strategic Total Return Fund, respectively, National Financial Services, LLC (for the benefit of its customers) owned of record 26.0% of the outstanding shares of Hussman Strategic Market Cycle Fund and an officer of the Adviser owned of record 48.0% of the outstanding shares of Hussman Strategic Allocation Fund. A shareholder owning of record or beneficially 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

45

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

4. DERIVATIVES TRANSACTIONS

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund are as follows:

Hussman Strategic Market Cycle Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Year Ended June 30, 2025*
Index put options purchased	Equity	Investments in securities at value	$4,577,100	$—	$357,586,048
Index call options purchased	Equity	Investments in securities at value	—	—	4,840,608
Index call options written	Equity	Written call options, at value	—	(202,178,040)	(357,586,048)

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the year.

Hussman Strategic Allocation Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Year Ended June 30, 2025*
Index put options purchased	Equity	Investments in securities at value	$22,220	$—	$19,340,718
Index call options written	Equity	Written call options, at value	—	(6,109,087)	(19,340,718)

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the year.

46

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund during the year ended June 30, 2025 are recorded in the following locations on the Statements of Operations:

Hussman Strategic Market Cycle Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(65,296)	Net change in unrealized appreciation (depreciation) on investments	$(1,378,954)
Index call options purchased	Equity	Net realized gains (losses) from investments	9,130,783	Net change in unrealized appreciation (depreciation) on investments	—
Index call options written	Equity	Net realized gains (losses) from written option contracts	(38,229,933)	Net change in unrealized appreciation (depreciation) on written option contracts	(11,192,396)

Hussman Strategic Allocation Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(170,802)	Net change in unrealized appreciation (depreciation) on investments	$(20,944)
Index call options written	Equity	Net realized gains (losses) from written option contracts	(1,451,307)	Net change in unrealized appreciation (depreciation) on written option contracts	(554,835)

47

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the year ended June 30, 2025.

In the ordinary course of business, Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

The offsetting of financial liabilities and derivative liabilities as of June 30, 2025 are as follows:

Hussman Strategic Market Cycle Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written options at market value	$(202,178,040)	$—	$(202,178,040)	$202,178,040	$—
Total subject to a master netting or similar arrangement	$(202,178,040)	$—	$(202,178,040)	$202,178,040	$—

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a security depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1). Amounts in collateral pledged in the table above are limited to the net amounts presented on the Statements of Assets and Liabilities.

48

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

Hussman Strategic Allocation Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written options at market value	$(6,109,087)	$—	$(6,109,087)	$6,109,087	$—
Total subject to a master netting or similar arrangement	$(6,109,087)	$—	$(6,109,087)	$6,109,087	$—

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a security depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1). Amounts in collateral pledged in the table above are limited to the net amounts presented on the Statements of Assets and Liabilities.

5. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in each Fund’s Prospectus. Among these risks are those associated with investments in derivative instruments, investments in shares of money market funds, and concentration of investments within a particular business sector.

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in anticipating general market movements, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments held by the Funds and the options, futures or other derivative instruments used to hedge those investments. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with its transactions in such instruments, which may increase its expenses and reduce its investment performance.

49

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may at times invest a significant portion of its assets in shares of money market funds. As of June 30, 2025, Hussman Strategic Market Cycle Fund and Hussman Strategic Allocation Fund had 49.7% and 31.7%, respectively, of the value of its net assets invested in shares of a money market fund registered under the 1940 Act. The annual report, along with the report of the independent registered public accounting firm is included in the money market fund’s N-CSR available at www.sec.gov. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Fund, as investors in money market funds, indirectly bear the fees and expenses of those funds, which are in addition to the fees and expenses of the Fund.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of June 30, 2025, none of the Funds had 25% or more of the value of their net assets invested in stocks within the any one sector.

6. BANK LINE OF CREDIT

The Trust has established a $15,000,000 unsecured bank line of credit with its custodian bank which collectively allows the Funds to borrow up to this line. Any borrowings under these arrangements bear interest at the Prime Rate, currently 7.50% as of June 30, 2025. During the year ended June 30, 2025, Hussman Strategic Market Cycle Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund did not borrow under their line of credit.

50

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2025

7. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contracts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

8. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

51

Hussman Investment Trust Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Hussman Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and open written option contracts, of Hussman Investment Trust comprising Hussman Strategic Market Cycle Fund (formerly Hussman Strategic Growth Fund), Hussman Strategic Allocation Fund, and Hussman Strategic Total Return Fund (the “Funds”) as of June 30, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2025, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting

52

Hussman Investment Trust Report of Independent Registered Public Accounting Firm (continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2021.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 26, 2025

53

Hussman Investment Trust Additional Information (Unaudited)

Changes in and/or Disagreements with Accountants

There were no changes in and/or disagreements with accountants during the period covered by this report.

Proxy Disclosure

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

At a meeting held on June 9, 2025, the Board of Trustees (the “Board”) of Hussman Investment Trust, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, reviewed and unanimously approved the continuance, for an additional annual period, of the Investment Advisory Agreements between the Trust and Hussman Strategic Advisors, Inc. (the “Adviser”) on behalf of each of Hussman Strategic Market Cycle Fund (the “Market Cycle Fund”), Hussman Strategic Allocation Fund (the “Allocation Fund”), and Hussman Strategic Total Return Fund (the “Total Return Fund,” and together with the Market Cycle Fund and the Allocation Fund, the “Funds”).

In determining whether to approve continuances of the Investment Advisory Agreements of the Funds (the “Advisory Agreements”), the Independent Trustees requested and received from the Adviser such information as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to assess whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. In addition to reviewing and considering this information, the Independent Trustees considered information relating to the Funds and the Adviser that was provided to them in connection with meetings of the Board held throughout the year. They reviewed and considered, among other things: (i) the nature, extent and quality of the services provided by the Adviser to each of the Funds; (ii) the investment performance of each of the Funds; (iii) comparisons of the advisory fees and expenses of the Funds to the fees and expenses of peer groups of mutual funds; (iv) the Adviser’s costs of providing services to the Funds and the profits realized by the Adviser from its relationship with the Funds; (v) whether economies of scale in the Adviser’s costs of providing services have been realized from growth of the Funds’ assets; and (vi) whether the advisory fees payable by each Fund

54

Hussman Investment Trust Additional Information (Unaudited) (continued)

reflect an appropriate sharing of any such economies with such Fund for the benefit of the Fund and its shareholders. The Independent Trustees also reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel, and discussed and considered: (i) the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Trust and each of the Funds; (ii) the quality of the Adviser’s compliance program; (iii) the Adviser’s role in coordinating and supervising services provided to the Trust; and (iv) indirect benefits, if any, that the Adviser may derive from its relationship with the Funds. The Independent Trustees were advised and supported in this process by independent legal counsel and, prior to voting, met with and asked questions of representatives of the Adviser, including Dr. John Hussman, and met separately with their counsel.

The Adviser provided the Independent Trustees with extensive information to assist them in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. In these materials, the returns of each Fund were compared to the returns of relevant indices and to the average returns of one or more selected peer groups of mutual funds.

The analyses and comparisons provided by the Adviser showed the alternative nature of the Funds and that each of the Hussman Funds has the objective of achieving long-term returns with managed risk and are not intended to track the market over shorter segments of the market cycle. The Independent Trustees determined that the investment objectives and principal investment strategies of each Fund were relevant to its evaluation of Fund performance. Given the full-cycle objectives of the Funds, the Independent Trustees recognized that the return and risk characteristics were more appropriately evaluated over periods that are consistent with these objectives, with consideration of the information provided by the Adviser regarding the estimated effect of various investment model adaptations implemented by the Adviser on past and expected future performance. The Independent Trustees concluded that the Adviser is responsible for adhering to the investment strategies and objectives described in each Fund Prospectus and SAI, and as a result, there may be periods when Fund performance diverges from that of its broad-based index, due to aspects of the Fund’s stated investment strategy that are integral to the Fund’s objectives. The Independent Trustees discussed the various modifications to the investment strategy that the Adviser has made to improve dynamic implementation of market hedges, and potentially improve the performance of the Funds consistent with stated objectives, notwithstanding prolonged periods of elevated valuations and unprecedented monetary policies.

55

Hussman Investment Trust Additional Information (Unaudited) (continued)

The information provided to the Independent Trustees showed that although the Market Cycle Fund underperformed the S&P 500 Index from 2009 to date, this period represented a largely uncorrected advance to historic valuation extremes and that the Fund’s return/risk characteristics have remained consistent with its stated investment strategy during the period. They reviewed the Fund’s performance over various periods as compared to the performance of mutual funds categorized by Bloomberg Strategy: Equity Hedge. They recognized that the Market Cycle Fund’s performance during various recent multi-year periods lagged the average performance of these other mutual funds. The Independent Trustees noted that, since inception, the Market Cycle Fund’s hedging strategies have generally been successful in reducing the volatility of an investment in the Fund as compared to the volatility of relevant securities indices. Information provided to the Independent Trustees indicated that, over the long term, the Adviser’s stock selection record for the Market Cycle Fund has been generally favorable and that the underperformance of the Fund was primarily attributable to the Fund’s use of hedging techniques and the nature of the Fund’s alternative investment approach, which is not intended to track general stock market movements. In evaluating the Market Cycle Fund’s investment performance, the Independent Trustees recognized that the use of hedging is an integral part of the Fund’s investment program and that, although this has resulted in the Fund’s underperformance since 2009, the Adviser has managed the investment portfolio of the Fund in a manner consistent with the Fund’s investment objective and policies, and in accordance with the Adviser’s investment methodology, each as described in the Fund’s prospectus. The Independent Trustees also recognized that the Adviser has adapted and refined the models and analytics it uses in managing the Market Cycle Fund in seeking to address the Fund’s underperformance and noted that the Adviser has from time to time implemented various modifications in its analytics and restrictions in its hedging approach with the goals of improving the investment performance of the Fund over the long term and reducing the risks and opportunity costs of its hedging strategy.

With respect to the consideration of the Allocation Fund’s performance, the Independent Trustees noted that the Fund has maintained a defensive stance since inception (with a significant portion of the Fund’s stock portfolio hedged against general market fluctuations) and that the Fund has experienced significantly less downside risk than a passive investment approach, although the Fund has not been in existence long enough to evaluate its investment performance over a full market cycle.

In reviewing the performance of the Total Return Fund, the Independent Trustees took note of the fact that the Total Return Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index year-to-date. In addition, the Independent Trustees reviewed comparisons of the performance of the Total Return Fund for various periods

56

Hussman Investment Trust Additional Information (Unaudited) (continued)

to the performance of mutual funds categorized by Bloomberg Strategy: Aggregate. They noted that the performance of the Total Return Fund relative to the peer group for the one-year period ended April 30, 2025 was competitive and that the Fund had performed well over longer periods (3-, 5- and 10-year periods ended April 30, 2025, as well as since inception of the Fund).

In evaluating the advisory fees payable by the Funds and the Funds’ expense ratios, the Independent Trustees reviewed comparative expense and advisory fee information for peer groups of mutual funds based on investment style.

With respect to advisory fees, the Independent Trustees concluded that the advisory fee of the Market Cycle Fund, computed at the annual rate of 0.90% of average daily net assets (based on the Fund’s then current asset level), compares favorably to the average advisory fees payable by mutual funds categorized by Bloomberg Strategy: Equity Hedge. The Independent Trustees also reviewed comparative advisory fee information for the Allocation Fund, computed at the annual rate of 0.75% of average daily net assets (based on the Fund’s then current asset level), and noted that the advisory fee of the Fund compares favorably to the average advisory fees of other funds of similar size investing in similar securities. With respect to the Total Return Fund, the Independent Trustees concluded that the advisory fee of the Fund, computed at the annual rate of 0.50% of average daily net assets (based on the Fund’s then current asset level), compares favorably to the average of advisory fees of other funds of similar size investing in similar securities. The Independent Trustees determined that the Adviser’s implementation of the Funds’ investment strategies requires special skills and a substantially different set of analytical tools, trading and investment activities than are required for more passively managed funds. With respect to each of the Funds, the Independent Trustees determined that the fees payable to the Adviser appropriately reflect the nature and scope of services provided by the Adviser (which are broader than the norm) and the value to the Funds of the Adviser’s experience, expertise, and analytic capabilities. They also determined that the advisory fee schedules of the Funds, which include breakpoints in the fee rates applicable to net assets in excess of specified levels, provide the opportunity for each of the Funds and its shareholders to participate in economies of scale in the Adviser’s costs of providing services that may be associated with potential future growth of the Funds’ assets.

With respect to the total expenses of the Funds, the Independent Trustees considered the fact that the expense ratios of the Market Cycle Fund and the Total Return Fund, both before and after advisory fee reductions pursuant to the Adviser’s agreement to waive its fees or to absorb expenses of the Funds as necessary to maintain the operating expenses of the Funds (excluding acquired fund fees and expenses, brokerage commissions, taxes,

57

Hussman Investment Trust Additional Information (Unaudited) (continued)

interest expense and any extraordinary expenses) at specified levels, are less than the averages for their respective peer group funds. They noted in this regard that the Market Cycle Fund has one of the lowest expense ratios among mutual funds categorized by Bloomberg Strategy: Equity Hedge. With respect to the Total Return Fund, the Independent Trustees noted that the Fund’s expense ratio is less than the average expense ratio of mutual funds categorized by Bloomberg Strategy: Aggregate. They also noted that, from time to time since each Fund’s inception, its expense ratio was reduced through the introduction of advisory fee breakpoints. In addition, the Independent Trustees considered the fact that, since March 2013, the Adviser has implemented a contractual waiver to waive a portion of its fees to limit the total ordinary operating expenses of the Market Cycle Fund and the Total Return Fund to a respective specified cap.

The Independent Trustees also reviewed comparative information relating to the total expenses of the Allocation Fund. They noted that the expense ratio of the Allocation Fund is average compared to many other mutual funds that have similar investment strategies. However, the Independent Trustees considered the fact that the higher expense ratio is attributable, in part, to the relatively small size of the Fund and took into consideration the expense limitation arrangements under which the Adviser has contractually agreed to waive its advisory fees or to absorb operating expenses of the Fund, to the extent necessary to limit total annual ordinary operating expenses of the Allocation Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to 1.25% of average daily net assets.

In evaluating the expense ratios of the Funds, the Independent Trustees recognized that, although under the expense limitation agreements currently in effect the Adviser may be entitled to be reimbursed by a Fund for all or a portion of fees waived and expenses absorbed by the Adviser, any such reimbursement could not result in the expense ratio of a Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) exceeding the lesser of: (i) the expense limitation in effect for the Fund at the time of the fee waiver or expense absorption by the Adviser; and (ii) the expense limitation (if any) in effect at the time of reimbursement by the Fund. The Independent Trustees were cognizant of the fact that the current expense limitation agreement for each Fund remains in effect only until November 1, 2025 but recognized that the Adviser has historically agreed to continuing such agreements in effect from year to year (either without change or with only relatively minor upward adjustment in the applicable expense limitation) and has expressed no current intention to alter its practice. The Independent Trustees concluded that each Fund has benefited and continues to benefit from these expense limitation arrangements, which have enabled each Fund to maintain an expense ratio within the range of expense ratios of its peer group funds.

58

Hussman Investment Trust Additional Information (Unaudited) (continued)

The Independent Trustees also reviewed recent financial statements of the Adviser, as well as schedules showing the Adviser’s estimated revenues, expenses and profitability with respect to each of the Funds for calendar years 2022, 2023 and 2024 and for the first four months of 2025. They noted that the Adviser has waived its fees (and, in some cases, absorbed expenses of a Fund), thereby reducing its profitability, pursuant to expense limitation agreements. In evaluating the Adviser’s profitability, the Independent Trustees considered the Funds’ unique strategies and emphasis on full-cycle risk management and determined the investment approach requires special skills and a substantially different set of analytical tools, trading and investment activities than are required for more passively managed funds. The Independent Trustees noted that the Funds’ management fees are intended to reasonably reflect these skills and requirements, while still providing value to shareholders. The Independent Trustees discussed current management rates and overall expense ratios in the Market Cycle Fund and the Total Return Fund and noted they are lower than during historical periods with similar asset levels. They further noted that the Adviser had in the past lowered fees and implemented breakpoints at specified asset levels following periods of significant asset growth in order to share economies of scale with shareholders. The Independent Trustees also noted that since the Adviser has not had the ability to raise fees as assets declined, the current fee structure is substantially below the structure that has historically corresponded to the present level of assets and provides shareholders with the benefits of economies of scale that are no longer present.

Based on a careful review of the investment performance and risk characteristics of the Funds and consideration of other matters deemed by them to be pertinent (including, but not limited to, the factors and information discussed above), the Independent Trustees concluded that the Adviser has provided all required services to the Funds in a satisfactory manner. They determined that this conclusion is supported by the nature and scope of advisory services required by the Funds, which are broader and more sophisticated than those required by many other mutual funds due to the nature of the Funds’ investment programs and which involve extensive use of risk-management techniques. The Independent Trustees also considered the fact that the Adviser has generally achieved lower volatility of investment returns for the Funds than would have resulted from use of a passive investment approach. They recognized that challenges associated with the Adviser’s hedging approach have reduced the returns of the Market Cycle Fund in the period since 2009 but noted that the Adviser has implemented meaningful changes in its methodologies since 2009 that may operate to reduce the frequency of similar challenges in future market cycles while maintaining the favorable attributes that the Adviser’s hedging strategies exhibited in the years prior to 2009.

59

Hussman Investment Trust Additional Information (Unaudited) (continued)

The Independent Trustees concluded that the Adviser has consistently taken a proactive stance with regard to shareholder protection, service quality and ethical standards. Among other things, they noted that the Adviser: (i) does not derive any material indirect benefits from its relationship with the Funds; (ii) does not derive any economic benefit in connection with transactions in shares of the Funds; and (iii) adheres to a brokerage placement policy that seeks to obtain best execution and low commissions on all of the Funds’ brokerage transactions and does not direct transactions to obtain “soft dollar” services, which has resulted in significant savings to the Funds and their shareholders by reducing transaction costs (which are not reflected in the expense ratios of the Funds) and has operated to increase the Funds’ investment performance after expenses. The Independent Trustees thought it was significant that Dr. Hussman and other personnel of the Adviser, and their immediate family members and charitable entities, maintain substantial investments in the Funds, which helps to align the interests of the Adviser and its personnel with the interests of shareholders.

The Independent Trustees also considered the profitability of the Adviser from its relationship with each Fund and concluded that the Adviser’s profitability was not excessive when viewed in light of the scope of services provided by the Adviser and the Adviser’s adherence to its stated investment philosophy and the investment programs of the Funds. The Independent Trustees noted that the first four months of 2024 saw a decline in aggregate net assets of 9.1%, aggregate net assets in the first four months of 2025 have grown 25.4% and are now at a level which exceeds all of 2025, thus the Adviser continues to be solvent and sufficiently well capitalized to perform its ongoing responsibilities to the Funds and satisfy its liabilities and indemnification obligations under the 1940 Act and the Advisory Agreements. In addition, they noted that, although the Adviser benefits from its relationship with the Funds to the extent that the growth of the Funds’ assets increase the dollar amount of advisory fees payable to the Adviser, such a result is appropriate and there are no other benefits for which an economic benefit can readily be determined that are realized by the Adviser.

After evaluating all pertinent factors and information (including but not limited to the factors and information discussed above), the Board determined that the fees payable by each Fund pursuant to the Advisory Agreements are appropriate in view of the nature, scope and quality of services provided by the Adviser, and further determined that continuances of the Advisory Agreements are in the best interests of the Funds and their shareholders. Accordingly, the Board voted unanimously to approve the continuance of each of the Advisory Agreements for an additional one-year term. No single factor was considered in isolation or to be determinative to this decision.

60

Hussman Investment Trust Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the fiscal year ended June 30, 2025. Certain dividends paid by the Funds may be subject to the maximum tax rate. For the fiscal year ended June 30, 2025, 57.89%, 36.88% and 3.35% of the dividends paid from ordinary income by Hussman Strategic Market Cycle Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, the Trust will send to each shareholder complete information regarding dividends and other distributions of the Funds for 2025 on Form 1099-DIV.

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIAN

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
342 N. Water Street
Suite 830
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA 19103

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

(b) Included in (a)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable

(b) Not applicable

Item 19. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(4) Not applicable

(a)(5) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hussman Investment Trust

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President and Chief Executive Officer

Date	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President and Chief Executive Officer

Date	September 5, 2025

By (Signature and Title)*	/s/ Angela A. Simmons
Angela A. Simmons, Treasurer and Chief Financial Officer

Date	September 5, 2025

*	Print the name and title of each signing officer under his or her signature.